UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials


                           ON TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

SEC 1913 (3-99)

                             REQUEST FOR PROXY VOTE
================================================================================

                                                                    May 1, 2000

Dear Fellow Shareholder:

The Special Meeting of Shareholders of ON Technology Corporation held on April 28, 2000 was adjourned to May 26, 2000 in order to allow additional time for shareholders to vote on Proposal #1 (the sale of the Meeting Maker business). The meeting will be reconvened on May 26, 2000 at 10:00 a.m. at the offices of ON's counsel, Epstein, Becker & Green, P.C., 75 State Street, 27th Floor, Boston, MA 02109. Regardless of the number of shares you own, your vote is very important to us and WE NEED YOUR SUPPORT. If you have not already voted, please return the enclosed proxy form as soon as possible.

Your Board of Directors believes that the approval of the Meeting Maker sale, covered in Proposal #1, is in the best interest of all shareholders.

To adopt Proposal #1, at least 50% of the total outstanding shares of common stock of the Company as of March 6, 2000 (the record date) must vote in favor. Because of this high voting requirement, more time than normal is needed to obtain input from our shareholders. Your shares will not be represented unless you instruct your broker to vote. Please save your company the expense of additional solicitation costs by voting in favor of Proposal #1 as soon as possible.

            YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL #1
            ---------------------------------------------------------

Your bank or broker allows you to vote your shares telephonically or via the Internet if you wish. Kindly follow the instructions on the enclosed voting form to cast your vote. The voting process is quick and easy. Please remember that your broker cannot vote your shares until you instruct him or her to do so.


Thank you for your time and effort.


Sincerely,

Stephen J. Wietrecki
Secretary

                     IF YOU HAVE RECENTLY MAILED YOUR PROXY,
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.